                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 15, 1996

                      Banc One Auto Grantor Trust 1996 - A
                    (Issuer with report to the Certificates)

                              Bank One, Texas, N.A.
             (Exact name of registrant as specified in its charter)

                                  United States
                  (State or other jurisdiction of organization)

               333-1092
             333-1092-01                            75-2270994
         (Commission File Number)       (IRS Employer Identification Number)

            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                     Attn: Jeff Stewart, Dallas, Texas 75201
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (214) 290-7437

ITEM 5.     OTHER EVENTS

            On October 15, 1996, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

            This report on form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from September 16, 1996 through October 14, 1996 and for the Collection Period from September 1, 1996 through September 30, 1996.

ITEM 7.     EXHIBITS

            See page 4 for Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC ONE AUTO GRANTOR TRUST 1996-A

                                   By:    Bank One, Texas, N.A., as Servicer on
                                          behalf of the Trust

Date:   October 10, 1996           By:     /s/ Jeff Stewart
                                   Name:   Jeff Stewart
                                   Title:  Vice President

EXHIBIT INDEX

Exhibit   Description                                                      Page
-------   -----------                                                      ----

99.1      Monthly Statements and Additional Information................    5-13

                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)

                           BANC ONE AUTO TRUST 1996-A

           Interest Period September 16, 1996 through October 14, 1996

         Collection Period September 1, 1996 through September 30, 1996

The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:     Jeff Stewart              Attested:        Chris Klimko

               Jeff Stewart                                Secretary
               Vice President                              Bank One, Texas, N.A.
               Bank One, Texas, N.A.

                              BANC ONE AUTO GRANTOR                                                                     PAGE 1
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996
A. ORIGINAL DEAL PARAMETER INPUTS
----------------------------------
(A) Total Receivable Balance                                                                          $537,526,728.62
(B) Total Certificate Balance                                                                         $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                    95.50%
    (ii)  Original Class A Principal Balance                                                          $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                              6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                     4.50%
    (ii)  Original Class B Principal Balance                                                           $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                              6.25%
(E) Servicing Fee Rate (per annum)                                                                               1.00%
(F) Weighted Average Coupon (WAC)                                                                              11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                   59.75    months
(H) Weighted Average Remaining Maturity (WAM)                                                                   50.62    months
(I) Number of Receivables                                                                                      41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                               1.75%
    (ii)  Reserve Fund Initial Deposit                                                                  $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                             1.50%
          (c) Percent of Remaining Certificate Balance                                                           4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                   9.00%


                              BANC ONE AUTO GRANTOR                                                                          PAGE 2
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996
B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                           $417,499,331.72
(B) Total Certificate Balance                                                                          $417,499,331.72
(C) Total Certificate Pool Factor                                                                            0.7767043
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                   $398,713,395.15
    (ii) Class A Certificate Pool Factor                                                                     0.7767043

(E) Class B Certificates

    (i)  Class B Certificate Balance                                                                    $18,785,936.57
    (ii) Class B Certificate Pool Factor                                                                     0.7767043
(F) Reserve Fund Balance                                                                                 15,251,673.78
(G) Cumulative Net Losses for All Prior Periods                                                           5,672,477.44
(H) Charge-off Rate for Second Preceding Period                                                                   2.84%
(I) Charge-off Rate for Preceding Period                                                                          3.35%
(J) Delinquency Percentage for Second Preceding Period                                                            0.85%
(K) Delinquency Percentage for Preceding Period                                                                   0.93%
(L) Weighted Average Coupon (WAC)                                                                               11.590%
(M) Weighted Average Remaining Maturity (WAM)                                                                    45.68   months
(N) Number of Receivables                                                                                       35,877

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                          15,925,770.93
    (ii)  Prepayments in Full                                                                                     0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                          0.00
    (iv) Other Refunds Related to Principal                                                                       0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                            4,045,169.70
    (ii)  Repurchased Loan Proceeds Related to Interest                                                           0.00
(C) Weighted Average Coupon (WAC)                                                                                11.58%
(D) Weighted Average Remaining Maturity (WAM)                                                                    44.88   months
(E) Remaining Number of Receivables                                                                             34,999

(F) Delinquent Receivables                                                Dollar Amount                        #  Units
                                                                          -------------                        --------
    (i)  30-59 Days Delinquent                                               10,455,264            2.61%           875
    (ii)  60-89 Days Delinquent                                               2,400,221            0.60%           194
    (iii) 90 Days or More Delinquent                                          1,498,795            0.37%           119



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                           56,873.47
(B) Collection Account Investment Income                                                                          0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                           1,425,677.93
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                            1,424,353.32
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                           1,324.61
    (ii)  Liquidation Proceeds Related to Interest                                                                0.00
    (iii) Recoveries from Prior Month Charge Offs                                                           182,316.80



                              BANC ONE AUTO GRANTOR                                                                          PAGE 3
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996
E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                               4,045,169.70
(B) Liquidation Proceeds Related to Interest                                                                         0.00
(C) Repurchased Loan Proceeds                                                                                        0.00
(D) Recoveries from Prior Month Charge Offs                                                                    182,316.80
                                                                                                         ----------------
(E) Interest Collections                                                                                     4,227,486.50

Principal Collections:
(F) Principal Payments Received                                                                            $15,925,770.93
(G) Liquidation Proceeds Related to Principal                                                                    1,324.61
(H) Other Refunds Related to Principal                                                                               0.00
                                                                                                         ----------------
(I) Principal Collections                                                                                   15,927,095.54

(J) Total Collections                                                                                      $20,154,582.04

F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                                       $347,916.11
    (ii)  Prior Collection Period unpaid Servicing Fees                                                              0.00
                                                                                                         ----------------
    (iii)  Total Servicing Fee                                                                                $347,916.11

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                          $2,026,793.09
    (ii)  Class A prior period Interest Carryover Shortfall                                                          0.00
                                                                                                         ----------------
    (iii)  Class A Interest Distribution                                                                    $2,026,793.09
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                             $97,843.42
    (ii)  Class B prior period Interest Carryover Shortfall                                                          0.00
                                                                                                         ----------------
    (iii)  Class B Interest Distribution                                                                       $97,843.42

(D) Total Certificate Interest Distribution                                                                 $2,124,636.51
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                        $2,472,552.62


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                                                  $15,927,095.54
(G) Realized Losses                                                                                          1,424,353.32
                                                                                                         ----------------
(H) Total Monthly Principal                                                                                $17,351,448.86

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                         16,570,697.39
    (ii)  Class A prior period Principal Carryover Shortfall                                                         0.00
                                                                                                         ----------------
    (iii)  Class A Principal Distribution                                                                   16,570,697.39
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                            780,751.47
    (ii)  Class B prior period Principal Carryover Shortfall                                                         0.00
                                                                                                         ----------------
    (iii)  Class B Principal Distribution                                                                      780,751.47

(K) Total Principal Distribution                                                                            17,351,448.86

(L) Total Interest and Principal Distribution Amounts                                                       19,824,001.48
       plus Servicing Fee


                              BANC ONE AUTO GRANTOR                                                                          PAGE 4
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996
G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                           4,227,486.50
(B) Class B Percentage of Principal Collections                                                                        716,660.80
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                          347,916.11
    (ii)  Servicing Fee paid                                                                                           347,916.11
                                                                                                                   --------------
    (iii)  Unpaid Servicing Fee                                                                                              0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                  3,879,570.39
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                              2,026,793.09
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                           2,026,793.09
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                             1,852,777.30
    (iv)  Class A Interest Distribution remaining to be paid                                                                 0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                 0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                 0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                              0.00
    (viii) Class A Interest Carryover Shortfall                                                                              0.00
    (ix)  Class A Interest Distribution paid                                                                         2,026,793.09

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                 97,843.42
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution              97,843.42
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                             1,754,933.88
    (iv)  Class B Interest Distribution remaining to be paid                                                                 0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                                0.00
    (vi)  Class B Interest Carryover Shortfall                                                                               0.00
    (vii)  Class B Interest Distribution paid                                                                           97,843.42

(G) Total Interest Paid                                                                                              2,124,636.51
(H) Total Interest and Servicing Fee Paid                                                                            2,472,552.62
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid      1,754,933.88

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                     15,927,095.54
(K) Excess Interest                                                                                                  1,754,933.88
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                             0.00
(M) Total Collections available to be distributed as principal                                                      17,682,029.42

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                            16,570,697.39
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                    16,570,697.39
    (iii) Total Collections available after Class A Principal Distribution paid                                      1,111,332.03
    (iv)  Class A Principal Distribution remaining to be paid                                                                0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class A Principal Carryover Shortfall                                                                              0.00
    (vii)   Total Class A Principal Distribution paid                                                               16,570,697.39

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                               780,751.47
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                       780,751.47
    (iii) Total Collections available after Class B Principal Distribution paid                                        330,580.56
    (iv)  Class B Principal Distribution remaining to be paid                                                                0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class B Principal Carryover Shortfall                                                                              0.00
    (vii)   Total Class B Principal Distribution paid                                                                  780,751.47

(P)  Total Excess Cash to the Reserve Fund                                                                             330,580.56


                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996

                       DISTRIBUTION DATE OCTOBER 15, 1996

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                    Beginning                     End
                                                                    of Period                  of Period
                                                                 ---------------             --------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                     $417,499,331.72             $400,147,882.86
    (ii)  Aggregate Certificate Pool Factor                           0.7767043                   0.7444242
    (iii) Class A Principal Balance                              398,713,385.15              382,142,697.76
    (iv)  Class A Pool Factor                                         0.7767043                   0.7444242
    (v)   Class B Principal Balance                               18,785,938.57               18,005,185.10
    (vi)  Class B Pool Factor                                         0.7767043                   0.7444242

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                   11.59%                      11.58%
    (ii)  Weighted Average Remaining Maturity (WAM)                        45.68 months                44.88 months
    (iii) Remaining Number of Receivables                                 35,877                      34,999
    (iv)  Pool Balance                                           $417,499,331.72             $400,147,882.86



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                         15,251,673.78
(B) Less: Draw to pay Class A Interest Distribution                                                    0.00
(C) Reserve Account Balance after draw                                                        15,251,673.78
(D) Less: Draw to pay Class B Interest Distribution                                                    0.00
(E) Reserve Account Balance after draw                                                        15,251,673.78
(F) Less: Draw to pay Class A Principal Distribution                                                   0.00
(G) Reserve Account Balance after draw                                                        15,251,673.78
(H) Less: Draw to pay Class B Principal Distribution                                                   0.00
(I) Reserve Account Balance after draw                                                        15,251,673.78
(J) Total excess Collections deposited in the Reserve Fund                                       330,580.56
                                                                                              -------------
(K) Reserve Fund Balance                                                                      15,582,254.34
(L) Specified Reserve Account Balance                                                         36,013,309.46
(M) Reserve Account Release to Seller                                                                  0.00
                                                                                              -------------
(N) Ending Reserve Account Balance                                                            15,582,254.34
                                                                                              =============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                   $1,324.61
    (ii)  Liquidation Proceeds Related to Interest                                                                         0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                              182,316.80
(B) Realized Losses for Collection Period                                                                          1,424,353.32
(C) Charge-off Rate for Collection Period (annualized)                                                                    3.65%
(D) Cumulative Net Losses for all Periods                                                                          7,036,830.76
(E) Delinquent Receivables
                                                                 Dollar Amount                           #  Units
                                                                 -------------                           --------
    (i)   30-59 Days Delinquent                                      10,455,264           2.61%             875
    (ii)  60-89 Days Delinquent                                       2,400,221           0.60%             194
    (iii) 90 Days or More Delinquent                                  1,498,795           0.37%             119

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                    2.84%
    (ii) Preceding Collection Period                                                          3.35%
    (iii) Current Collection Period                                                           3.65%
    (iv) Three Month Average (Avg(i,ii,iii))                                                  3.28%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                    0.85%
    (ii) Preceding Collection Period                                                          0.93%
    (iii) Current Collection Period                                                           0.97%
    (iv) Three Month Average (Avg(i,ii,iii))                                                  0.92%

(C) Loss and Delinquency Trigger Indicator                                      Trigger was hit

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

L.  STATEMENT TO CERTIFICATEHOLDERS
--  -------------------------------

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
(A)  Amount of distribution allocable to principal:                                   Dollars ($)                  Balance
                                                                                     -------------            ------------------
    (i)    Class A Certificates                                                      16,570,697.39                 32.2801601
    (ii)   Class B Certificates                                                         780,751.47                 32.2801601

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)                   Balance
                                                                                     -------------            ------------------
    (i)    Class A Certificates                                                       2,026,793.09                  3.9482470
    (ii)   Class B Certificates                                                          97,843.42                  4.0453350

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                             $400,147,882.86
                                                                                   ---------------

                                                                                                                  Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                                      Original Principal
       related Collection Period                                                       Dollars ($)                   Balance
                                                                                     -------------             ------------------
    (i)  Total Servicing Fee                                                           347,916.11
    (ii)    Class A Percentage of the Servicing Fee                                    332,261.16                 0.647253599
    (ii)    Class B Percentage of the Servicing Fee                                     15,654.95                 0.647253599

                                                                                                                  Per $1,000 of
                                                                                                                Original Principal
                                                                                        Dollars ($)                  Balance
                                                                                     -------------              -----------------

(E)     (i)  Class A Interest Carryover Shortfall                                         0.00                      0.0000000
        (ii)  Class A Principal Carryover Shortfall                                       0.00                      0.0000000
        (iii)  Class B Interest Carryover Shortfall                                       0.00                      0.0000000
        (iv)  Class B Principal Carryover Shortfall                                       0.00                      0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                         0.00                      0.0000000
        (vi)  Class A Principal Carryover Shortfall                                       0.00                      0.0000000
        (vii)  Class B Interest Carryover Shortfall                                       0.00                      0.0000000
        (viii)  Class B Principal Carryover Shortfall                                     0.00                      0.0000000

(F)  Pool factors for each class of certificates, after giving effect
       to all payments allocated to principal                                                                      Pool Factor
                                                                                                                -----------------
    (i)    Class A Pool Factor                                                                                      0.7444242
    (ii)   Class B Pool Factor                                                                                      0.7444242

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
       Period ($)                                                                   $1,424,353.32
                                                                                    -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
    Collection Period                                                               $3,899,016.28

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                  $15,582,254.34
                                                                                   --------------
(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                               Principal Balance
                                                                                                              ------------------
    (i)    Class A Principal Balance                                                                            382,142,697.76
    (ii)   Class B Principal Balance                                                                             18,005,185.10

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                                $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
       purchased by the Servicer with respect to the Related Collection Period ($)         $0.00
                                                                                   --------------

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                            $   347,916.11
     (ii)  Servicing Fees retained by the Seller                                       347,916.11
                                                                                   ---------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                   $         0.00
                                                                                                      ----------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
    Account:
      (i)  for the Class A Interest Distribution                                   $ 2,026,793.09
      (ii)  for the Class A Principal Distribution                                  16,570,697.39
                                                                                   ---------------
      (iii)  Total (i+ii)                                                                             $18,597,490.48
                                                                                                      ---------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:
      (i)  for the Class B Interest Distribution                                   $    97,843.42
      (ii)  for the Class B Principal Distribution                                     780,751.47
                                                                                   ---------------
      (iii)  Total (i+ii)                                                                             $   878,594.89
                                                                                                      ---------------

(D)  Withdraw excess Collections from the Collection Account and deposit in
       the Reserve Fund                                                                               $   330,580.56
                                                                                                      ---------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
            Principal Collections                                                  $         0.00
     (ii) Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
            Distribution and the Class B Interest Distribution                               0.00
                                                                                   ---------------
     (iii)  Total                                                                                     $         0.00
                                                                                                      ---------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
            distribution of the Class A Interest Distribution                      $         0.00
     (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
            Distribution, the Class B Interest Distribution, and the Class A
            Principal Distribution                                                           0.00
                                                                                   ---------------
     (iii)  Total                                                                                     $         0.00
                                                                                                      ---------------